Exhibit 10.2

Execution Version

SECURITY AGREEMENT

Dated April 4, 2017

among

The Grantors referred to herein,
as Grantors

and

ROYAL BANK OF CANADA,
as Administrative Agent

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Schedules

Schedule I	-	Location, Chief Executive Office, Place Where Agreements Are Maintained, Type Of Organization, Jurisdiction Of Organization And Organizational Identification Number
Schedule II	-	Pledged Interests
Schedule III	-	Patents, Trademarks and Copyrights
Schedule IV	-	Commercial Tort Claims

Exhibits:

Exhibit A	-	Form of Security Agreement Supplement
Exhibit B	-	Form of Intellectual Property Security Agreement
Exhibit C	-	Form of Intellectual Property Security Agreement Supplement

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SECURITY AGREEMENT, dated April 4, 2017 (this “Agreement”), among each of the signatories hereto designated as a Grantor on the signature pages hereto (together with any other entity that may become a party hereto as a Grantor, as provided herein, each a “Grantor” and collectively, the “Grantors”), and ROYAL BANK OF CANADA, as Administrative Agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

PRELIMINARY STATEMENTS

WHEREAS, THE KEYW CORPORATION, a Maryland corporation (the “Borrower”) and a wholly-owned subsidiary of THE KEYW HOLDING CORPORATION, a Maryland corporation (“Parent”), Parent, each lender from time to time party thereto (collectively, the “Lenders” and individually, each a “Lender”) and Royal Bank of Canada, as Swing Line Lender, L/C Issuer and Administrative Agent, have entered into a Credit Agreement dated of even date herewith (as amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder), the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Collateral (as hereinafter defined);

WHEREAS, it is a condition precedent to the making of Loans by the Lenders from time to time and the issuance of Letters of Credit by the L/C Issuers from time to time, the entry into Secured Hedge Agreements by the Hedge Banks from time to time and the entry into Secured Cash Management Agreements by the Cash Management Banks from time to time that the Grantors shall have granted the security interests and made the pledges contemplated by this Agreement; and

WHEREAS, each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents and the other Secured Documents (as defined herein).

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans from time to time, the L/C Issuers to issue Letters of Credit from time to time, the Hedge Banks to enter into Secured Hedge Agreements from time to time and the Cash Management Banks to enter into Secured Cash Management Agreements from time to time, each Grantor hereby agrees with the Administrative Agent for the benefit of the Secured Parties as follows:

Section 1.          Defined Terms. “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if by reason of any mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority of the security interests granted to the Administrative Agent pursuant to this Agreement are governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of such perfection, effect of perfection or non-perfection or priority. Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement; provided that terms defined in Article 8 or 9 of the UCC are used in this Agreement as such terms are defined in such Article 8 or 9 (including Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Deposit Accounts, Documents, Equipment, Financial Assets, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter of Credit Rights, Securities Accounts, Securities Intermediary, Security, Security Entitlements and Supporting Obligations).

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Section 2.          Grant of Security. As security for the payment or performance, as the case may be, in full of the Secured Obligations (as defined below), each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a)	all Accounts;

(b)	all cash and Cash Equivalents;

(c)	all Chattel Paper;

(d)	all Commercial Tort Claims set forth on Schedule IV hereto;

(e)	all Deposit Accounts;

(f)	all Documents;

(g)	all Equipment;

(h)	all Fixtures;

(i)	all General Intangibles;

(j)	all Goods;

(k)	all Instruments;

(l)	all Inventory;

(m)	all Letter of Credit Rights;

(n)	the following (the “Security Collateral”):

(i)          all indebtedness from time to time owed to such Grantor, including, without limitation, the Indebtedness set forth opposite such Grantor’s name on and otherwise described on Schedule II (as such Schedule II may be supplemented from time to time by supplements to this Agreement) (all such indebtedness whether or not so set forth being the “Pledged Debt”), and the instruments and promissory notes, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; and

(ii)         all Equity Interests of any Person from time to time acquired, owned or held directly by such Grantor in any manner, including, without limitation, the Equity Interests owned or held by each Grantor set forth opposite such Grantor’s name on and otherwise described on Schedule II (as such Schedule II may be supplemented from time to time by supplements to this Agreement) (all such Equity Interests whether or not so set forth being the “Pledged Interests”), and the certificates, if any, representing such shares or units or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all warrants, rights or options issued thereon or with respect thereto;

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(o)          all Investment Property and all Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange therefor and all warrants, rights or options issued thereon or with respect thereto;

(p)          [Reserved];

(q)          the following (collectively, the “Intellectual Property Collateral”) with respect to any Grantor to the extent governed by, arising under, pursuant to, or by virtue of, the laws of the United States of America or any state thereof:

(i)          all patents, patent applications, utility models, statutory invention registrations and all inventions, including those claimed or disclosed therein and all improvements thereto (“Patents”);

(ii)         all trademarks, trademark applications, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, and all general intangibles of like nature whether registered or unregistered, together, in each case, with the goodwill symbolized thereby (“Trademarks”);

(iii)        all copyrights, including, without limitation, copyrights in computer software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered (“Copyrights”);

(iv)        all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”), and all other intellectual and intangible property of any type, including, without limitation, industrial designs and mask works;

(v)         all registrations and applications for registration for any of the foregoing in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, including, without limitation, the registrations and applications for registration of United States intellectual property set forth in Schedule III hereto (as such Schedule III may be supplemented from time to time by supplements to this Agreement, each such supplement being substantially in the form of Exhibit C hereto (an “IP Security Agreement Supplement”) executed by such Grantor in favor of the Administrative Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof; and

(vi)        any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

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(r)          all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral;

(s)          all other tangible and intangible personal property of whatever nature whether or not covered by Article 9 of the UCC; and

(t)          all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and Supporting Obligations that constitute property of the types described in clauses (a) through (q) of this Section 2), and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

provided that notwithstanding anything to the contrary contained in the foregoing clauses (a) through (t), the security interest created by this Agreement shall not extend to, and the terms “Collateral,” “Security Collateral,” “Agreement Collateral,” “Intellectual Property Collateral”, “Pledged Interest” and other terms defining the components of the Collateral in the foregoing clauses (a) through (t) shall not include, any of the following (collectively, the “Excluded Assets”):

(i)          any Equity Interest of any CFC or FSHCO acquired, owned or otherwise held directly or indirectly by such Grantor; provided that 65% of the issued and outstanding Voting Equity Interests and 100% of the issued and outstanding non-Voting Equity Interests of any CFC or FSHCO that is held directly by a Grantor shall (unless, in each case, independently excluded by operation of another provision) be pledged as Collateral and shall not, for the avoidance of doubt, be deemed to be Excluded Assets;

(ii)         any asset directly or indirectly owned by any CFC or FSHCO and any Equity Interests in any CFC or FSHCO not held directly by the Borrower or a Guarantor;

(iii)        any contract, lease, license or other agreement or any property subject to a purchase money security interest, a Capitalized Lease Obligation or other similar arrangement permitted under the Credit Agreement and any proceeds and receivables thereof to the extent that (and only for so long as) a grant of a security interest therein would violate or invalidate, or result in other adverse consequences to Parent and its Subsidiaries under, such contract, lease, license, agreement, or purchase money, Capitalized Lease Obligation or similar arrangement, or create a right of termination in favor, or require the consent, of any other party thereto (other than the Borrower or any Guarantor), in each case to the extent not rendered unenforceable pursuant to applicable provisions of the UCC or other applicable law; provided, that the Collateral shall include proceeds and receivables (that are not otherwise Excluded Assets) of any property excluded under this clause (iii) to the extent the assignment thereof is expressly deemed effective under the UCC notwithstanding such prohibition;

(iv)        any assets, to the extent that, and solely for so long as, a grant of a security interest therein would violate an enforceable Contractual Obligation in existence on the Closing Date, or, in the case of a Subsidiary acquired after the Closing Date, assumed by any Grantor in connection with such acquisition, in each case, that (A) is binding on such assets, (B) was existing on the Closing Date or at the time of the acquisition thereof, as applicable, and (C) was not created or made binding on such assets in contemplation or in connection with the Transactions or the acquisition of such assets, as applicable, in each case to the extent the applicable prohibition or requirement for consent is not rendered ineffective pursuant to applicable provisions of the UCC; provided that the Collateral shall include proceeds and receivables (that are not otherwise Excluded Assets) of any property excluded under this clause (iv) to the extent the assignment thereof is expressly deemed effective under the UCC notwithstanding such prohibition;

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(v)         any Equity Interests in Joint Ventures or any non-wholly owned Subsidiary to the extent prohibited by the organizational documents of such Person;

(vi)        any leasehold interests in real property (including Fixtures related thereto) (and there shall be no requirement to deliver landlord lien waivers, estoppels or collateral access letters);

(vii)       any property of any Grantor, to the extent (A) that any applicable Law or Governmental Authority prohibits the creation of a Lien thereon or such creation would require a consent of any Governmental Authority or any other Person (other than Parent, the Borrower or any of their respective Subsidiaries) that has not been obtained, in each case to the extent the applicable prohibition or requirement for consent is not rendered ineffective pursuant to applicable provisions of the UCC; provided that the Collateral shall include proceeds and receivables (that are not otherwise Excluded Assets) of any property excluded under this clause (A) to the extent the assignment thereof is expressly deemed effective under the UCC notwithstanding such prohibition, or (B) the grant of a security interest therein would result in material adverse tax consequences as a result of the operation of Section 956 of the Code, as reasonably determined by the Borrower in good faith in consultation with the Administrative Agent, and as certified in writing to the Administrative Agent by a Responsible Officer of the Borrower;

(viii)      any fee interest in owned real property (including Fixtures related thereto) if the fair market value of such fee interest is less than $3,000,000 individually;

(ix)         any intent-to-use trademark applications prior to the filing, and acceptance by the United States Patent and Trademark Office, of a “Statement of Use or “Amendment to Allege Use” with respect thereto, if any, to the extent that, and solely during the period in which, the grant of a security interest therein prior to such filing and acceptance would impair the validity or enforceability of such intent-to-use trademark applications or the resulting trademark applications under applicable federal law;

(x)          any governmental licenses or state or local franchises, charters and authorizations, to the extent that (and only for so long as) a grant of a security interest therein would be prohibited or restricted thereby, in each case to the extent the applicable prohibition or restriction is not rendered ineffective after giving effect to the applicable provisions of the UCC;

(xi)         any margin stock (within the meaning of Regulation U issued by the FRB);

(xii)        deposit, commodities and/or securities accounts, the balance of which are maintained solely for payroll, tax, escrow, trust, pension or employee benefits payments (the “Exempt Deposit Accounts”); and

(xiii)       any personal property of any Grantor, to the extent that the Administrative Agent and the Borrower reasonably agree that the cost or burden of obtaining a security interest therein, would be excessive in relation to the practical benefit to the Secured Parties obtained thereby.

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provided, further, however, that the term “Excluded Assets” shall not (x) as of the Closing Date, include the shares of capital stock and limited liability company interests described in Schedule II and (y) except to the extent expressly set forth to the contrary include proceeds of any items contained in the foregoing clauses (i) through (xiii) to the extent such proceeds would not otherwise constitute an “Excluded Asset” pursuant to the terms of this Agreement.

Notwithstanding anything to the contrary contained in the foregoing clauses (a) through (t) or in the Loan Documents, no Grantor shall be required to (w) enter into control agreements or other control arrangements with respect to, or otherwise perfect any security interest by “control” including over, securities accounts, deposit accounts, other bank accounts, cash and cash equivalents and accounts related to the clearing, payment processing and similar operations of Parent, the Borrower and their respective Subsidiaries, or other assets specifically requiring perfection through control, other than certificates evidencing Pledged Interests and instruments evidencing Pledged Debt, (x) take any action in, or required by the laws of, any jurisdiction (other than in the United States of America, any state thereof and the District of Columbia) to create a security interest in or to perfect any security interest in any Collateral, including in Equity Interests of CFCs or FSHCOs or any intellectual property rights (it being understood that there shall be no security documents governed by the laws of any jurisdiction (other than in the United States of America, any state thereof and the District of Columbia) and there shall be no requirement of any Grantor to make any filings or take any action in any office in any foreign jurisdiction, including with respect to foreign intellectual property), (y) perfect the security interest in the following other than by the filing of a UCC financing statement in the filing office indicated in Section 9-501(a)(2) of the applicable UCC: (1) Letter of Credit Rights, (2) motor vehicles and other assets subject to certificates of title, (3) Commercial Tort Claims with a claimed amount of less than $3,000,000 or (4) instruments representing or evidencing Pledged Debt (other than any such indebtedness constituting intercompany indebtedness) in an aggregate principal amount of less than $3,000,000 or (z) perfect the security interest in certain Collateral in such circumstances where the Administrative Agent determines, in its sole discretion, that the cost of perfecting the security interest in such Collateral is excessive in relation to the practical benefit to the Secured Parties obtained thereby (clauses (w), (x), (y) and (z)), collectively, the “Perfection Exceptions”).

Section 3.          Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, any Secured Cash Management Agreement and any Secured Hedge Agreement (the Loan Documents, Secured Cash Management Agreements and Secured Hedge Agreements, collectively, the “Secured Documents”) (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the “Secured Obligations”). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations that would be owed by such Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the effects of Debtor Relief Laws. Notwithstanding anything to the contrary contained in this Agreement or any provision of any other Loan Document, the Secured Obligations shall not extend to or include any Excluded Swap Obligation.

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Section 4.          Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Secured Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 5.          Delivery and Control of Security Collateral; Assignment of Government Claims.

(a)          All certificates, if any, representing or evidencing the Pledged Interests and all instruments representing or evidencing the Pledged Debt in an aggregate principal amount in excess of $3,000,000 shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. During the continuation of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and with notice to the Borrower (provided that, in the case of an Event of Default pursuant to Sections 8.01(f) or (g) of the Credit Agreement, such notice shall have automatically been deemed to have been given), to (i) transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 11(a), (ii) exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations and (iii) convert Security Collateral consisting of Financial Assets credited to any Securities Account to Security Collateral consisting of Financial Assets held directly by the Administrative Agent, and to convert Security Collateral consisting of Financial Assets held directly by the Administrative Agent to Security Collateral consisting of Financial Assets credited to any Securities Account.

(b)          Upon the request of the Administrative Agent after an Event of Default which is continuing, the Borrower and the applicable Loan Parties shall reasonable best efforts to promptly assign to the Administrative Agent all rights to payments due or to become due under Government Contracts (other than Government Contracts that (i) provide for aggregate payments to Parent, the Borrower and their respective Subsidiaries of less than $3,000,000, (ii) are less than six months in duration or (iii) prohibit the assignment of rights to payment) by complying with the Federal Assignment of Claims Act of 1940 and all rules and regulations issued thereunder or relating thereto.

(c)          During the continuation of an Event of Default, promptly upon the reasonable request of the Administrative Agent (provided that, in the case of an Event of Default pursuant to Sections 8.01(f) or (g) of the Credit Agreement, such request shall have automatically been deemed to have been given), with respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security of a Subsidiary (but only to the extent that the issuer thereof is (a) wholly-owned by one or more Grantors and (b) organized under the laws of a State of the United States or the District of Columbia), such Grantor will cause the issuer thereof (at the option of the Administrative Agent (provided that, in the case of any deemed notice as a result of an Event of Default pursuant to Sections 8.01(f) or (g) of the Credit Agreement, the Administrative Agent shall be deemed to have elected the option set forth in the following clause (b)(i))) either (i) to register the Administrative Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Administrative Agent. During the continuation of an Event of Default, with respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, promptly upon the request of the Administrative Agent (provided that, in the case of an Event of Default pursuant to Sections 8.01(f) or (g) of the Credit Agreement, such request shall have automatically been deemed to have been given), such Grantor will notify each issuer of Pledged Interests that such Pledged Interests are subject to the security interests granted hereunder.

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(d)          With respect to any interest in any limited liability company or limited partnership constituting Security Collateral in which any Grantor has any right, title or interest, on the date hereof or in the future, that constitutes a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC (but only to the extent that the issuer thereof is (a) wholly-owned and (b) organized under the laws of a State of the United States or the District of Columbia), such Grantor agrees that (i) such interest shall be certificated and (ii) each such interest shall at all times hereafter continue to be such a security and represented by such certificate. With respect to any interest in any limited liability company or limited partnership constituting Security Collateral in which any Grantor has any right, title or interest, on the date hereof or in the future, and that does not constitute a “security” within the meaning of Article 8 of the UCC (but only to the extent that the issuer thereof is (a) wholly-owned and (b) organized under the laws of a State of the United States or the District of Columbia), such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such Grantor provides written notification to the Administrative Agent of such election and such interest is thereafter represented by a certificate that is promptly delivered to the Administrative Agent pursuant to the terms hereof.

(e)          During the continuation of an Event of Default, promptly upon the request of the Administrative Agent (provided that, in the case of an Event of Default pursuant to Sections 8.01(f) or (g) of the Credit Agreement, such request shall have automatically been deemed to have been given), such Grantor will notify each issuer of Pledged Debt that such Pledged Debt is subject to the security interests granted hereunder.

Section 6.          Electronic Chattel Paper, Transferable Records; Giving Notice of Commercial Tort Claims; Letter of Credit Rights. So long as any Secured Obligation of any Loan Party under any Secured Document shall remain unpaid (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted) or any Letter of Credit shall be outstanding (other than Letters of Credit which have been Cash Collateralized and Letters of Credit in respect of which other arrangements satisfactory to the L/C Issuer that issued the applicable Letter of Credit shall have been made):

(a)          during the continuation of an Event of Default, promptly upon the request of the Administrative Agent (provided that, in the case of an Event of Default pursuant to Sections 8.01(f) or (g) of the Credit Agreement, such request shall have automatically been deemed to have been given), each Grantor will maintain all (i) Electronic Chattel Paper having an individual value in excess of $1,500,000 so that the Administrative Agent has control of such Electronic Chattel Paper in the manner specified in Section 9-105 of the UCC and (ii) all transferable records having an individual value in excess of $1,500,000 so that the Administrative Agent has control of such transferable records in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record (“UETA”);

(b)          each Grantor will give prompt notice to the Administrative Agent of any individual Commercial Tort Claim with a claimed amount in excess of $3,000,000 that may arise after the date hereof and will, within 45 days thereafter, execute or otherwise authenticate a supplement to this Agreement and otherwise take all necessary action to subject such Commercial Tort Claim to the security interest created under this Agreement; and

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(c)          each Grantor, by granting a security interest in Letter of Credit Rights to the Administrative Agent, intends to (and hereby does) assign to the Administrative Agent its rights (including its contingent rights) to the proceeds of all such Letter of Credit Rights of which it is or hereafter becomes a beneficiary or assignee (it being understood that no actions shall be required to perfect a security interest in Letter of Credit Rights other than filing of a Uniform Commercial Code financing statement). Upon the occurrence and continuation of an Event of Default, each Grantor will, promptly upon written request by the Administrative Agent (provided that, in the case of an Event of Default pursuant to Sections 8.01(f) or (g) of the Credit Agreement, such written request shall have automatically been deemed to have been given), (i) notify (and such Grantor hereby authorizes the Administrative Agent to notify, upon written notice to such Grantor of its intention to do so) the issuer and each nominated person with respect to each of the letters of credit that the Letter of Credit Rights have been assigned to the Administrative Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Administrative Agent or its designee and (ii) arrange for the Administrative Agent to become the transferee beneficiary of such letter of credit.

Section 7.          Representations and Warranties. Each Grantor represents and warrants as follows (it being understood that none of the foregoing applies to the Excluded Assets):

(a)          as of and after the Closing Date, except as otherwise notified to the Administrative Agent pursuant to Section 9(a), (i) such Grantor’s exact legal name, as defined in Section 9-503(a) of the UCC, type of organization, jurisdiction of organization or incorporation, organizational identification number (if any) and taxpayer identification number (if any), is correctly set forth on Schedule I hereto (as such Schedule I may be supplemented from time to time by supplements to this Agreement), (ii) such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office, in the state or jurisdiction set forth on Schedule I hereto and (iii) such Grantor has no trade names other than as listed on Schedule I hereto and as of the Closing Date, within the five (5) years preceding the Closing Date, has not changed its name, location, chief executive office, type of organization, jurisdiction of organization or incorporation, organizational identification number (if any) or taxpayer identification number (if any) from those set forth on Schedule I, except as described on Schedule I;

(b)          as of the Closing Date, (i) all Pledged Interests consisting of certificated securities and (ii) all Pledged Debt evidenced or represented by instruments in an aggregate principal amount in excess of $3,000,000 have been delivered to the Administrative Agent in accordance herewith and with the Credit Agreement;

(c)          such Grantor is the legal and beneficial owner of the Collateral granted or purported to be granted by it, free and clear of any Lien, claim, option or right of others, except for the security interests created under this Agreement and Liens permitted under Section 7.01 of the Credit Agreement;

(d)          as of the Closing Date, the Pledged Interests pledged by such Grantor constitute the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto;

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(e)          upon the filing of appropriate financing statements in the appropriate filing office and the recordation of the Intellectual Property Security Agreement (as hereinafter defined) with the United States Patent and Trademark Office and/or the United States Copyright Office, as applicable, all actions necessary to perfect the security interest, so far as perfection is possible under relevant law and required under the Loan Documents, in the Collateral of such Grantor created under this Agreement with respect to which a Lien may be perfected by filing pursuant to the UCC or 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 shall have been duly made or taken and will be in full force and effect, and this Agreement creates in favor of the Administrative Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected, so far as perfection is possible under relevant law and required under the Loan Documents, first priority security interest in such Collateral of such Grantor (subject to Liens permitted by Section 7.01 of the Credit Agreement), securing the payment of the Secured Obligations to the extent provided herein;

(f)          except as could not reasonably be expected to, individually, or in the aggregate, have a Material Adverse Effect as to itself and its Intellectual Property Collateral:

(i)          as of the Closing Date, the Intellectual Property Collateral set forth on Schedule III hereto includes (A) all of the registered or applied for Patents, Trademarks and Copyrights owned by such Grantor and material to such Grantor’s business, and (B) all domain names owned by any Grantor and material to such Grantor’s business, except for any domain names originated as a result of foreign intellectual property filings;

(ii)         such Grantor has made or performed, or caused to be made or performed, all filings, recordings and other acts and has paid all required fees and taxes to maintain in full force and effect and protect its interest in each and every application and registration made by the previous owner for Intellectual Property Collateral owned by such Grantor, including, without limitation, recordations of any of its proprietary interests in United States Patents and United States Trademarks with the United States Patent and Trademark Office and recordation of any of its proprietary interests in United States Copyrights with the United States Copyright Office made by the previous owner; and such Grantor has used proper statutory notice in the same manner as the previous owner in connection with its use of each such Patent, Trademark and Copyright owned by such Grantor; and

(iii)        to such Grantor’s knowledge, (A) none of the Trade Secrets of such Grantor has been divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any Person other than such Grantor, except as set forth on Schedule III and (B) such Grantor has taken commercially reasonable measures to protect the confidentiality of such Grantor’s Trade Secrets.

(g)          such Grantor has no Commercial Tort Claims with an individual claimed value in excess of $3,000,000 on the Closing Date other than those listed in Schedule IV and additional Commercial Tort Claims as to which such Grantor has complied with the requirements of Section 6(b) hereof.

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Section 8.          Further Assurances. (a) Each Grantor agrees that from time to time, at the request of the Administrative Agent and the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor, subject in each case to the Perfection Exceptions. Without limiting the generality of the foregoing, each Grantor will, upon the Administrative Agent’s reasonable request, promptly with respect to Collateral of such Grantor: (i) if any such Collateral with a value in excess of $3,000,000 shall be evidenced by a promissory note or other instrument or Chattel Paper, deliver and pledge to the Administrative Agent hereunder such note or instrument or Chattel Paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent; (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; notwithstanding anything to the contrary herein or in any Loan Document, the Grantors shall not have any obligation to perfect any security interest granted hereunder in any Intellectual Property Collateral in any jurisdiction other than the United States, any state thereof or the District of Columbia; (iii) deliver and pledge to the Administrative Agent for the benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank (to the extent required to be pledged pursuant to the Credit Agreement or this Agreement) and (iv) deliver to the Administrative Agent evidence that all other actions that the Administrative Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest granted or purported to be granted by such Grantor under this Agreement has been taken, subject, in each case, to the Perfection Exceptions.

(b)          Each Grantor hereby authorizes the Administrative Agent to file, at any time or from time to time, one or more UCC financing or continuation statements, and amendments thereto, including, without limitation, one or more UCC financing statements indicating that such financing statements cover all assets or all personal property, whether now owned or hereafter acquired (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement.

Section 9.          Post-Closing Changes; Bailees and Accounts. (a) Each Grantor will give prompt written notice to the Administrative Agent of any change in its exact legal name, as defined in Section 9-503(a) of the UCC, type of organization, jurisdiction of organization or incorporation, organizational identification number (if any) and taxpayer identification number (if any) from those set forth in Schedule I (provided that such written notice shall be given no later than ten (10) Business Days (or such later date as may be agreed by the Administrative Agent) after such change) and will take all action reasonably required by the Administrative Agent for the purpose of perfecting or protecting the security interest granted by this Agreement.

(b)          During the continuation of an Event of Default, if Collateral of any Grantor with an aggregate value in excess of $3,000,000 is at any time in the possession or control of a warehouseman, bailee or agent, upon the request of the Administrative Agent (provided that, in the case of an Event of Default pursuant to Sections 8.01(f) or (g) of the Credit Agreement, such request shall have automatically been deemed to have been given) such Grantor will (i) notify such warehouseman, bailee or agent of the security interest created hereunder, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral solely for the Administrative Agent’s account subject only to the Administrative Agent’s instructions, (iii) use commercially reasonable efforts to cause such warehouseman, bailee or agent to authenticate a record (in form and substance reasonably satisfactory to the Administrative Agent) acknowledging that it holds possession of such Collateral for the Administrative Agent’s benefit and shall act solely on the instructions of the Administrative Agent without the further consent of the Grantor or any other Person and (iv) if obtained, make such authenticated record available to the Administrative Agent.

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(c)          Except as otherwise provided in this Section 9(c), each Grantor may continue to collect, at its own expense, in its sole discretion, all amounts due or to become due such Grantor under its Accounts. In connection with such collections, such Grantor may take (and, at the Administrative Agent’s direction during the continuation of an Event of Default, shall take) such commercially reasonable action as such Grantor (or during the continuation of an Event of Default, the Administrative Agent) may deem necessary or advisable to enforce collection thereof; provided, however, that the Administrative Agent shall have the right at any time upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so (provided that, in the case of an Event of Default pursuant to Sections 8.01(f) or (g) of the Credit Agreement, such notice shall have automatically been deemed to have been given), to notify the obligors under any Accounts, of the assignment of such Accounts to the Administrative Agent and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Accounts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of written notice (provided that such written notice shall not be required in the case of an Event of Default pursuant to Sections 8.01(f) or (g) of the Credit Agreement) from the Administrative Agent and during the continuation of an Event of Default, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Accounts, of such Grantor shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be either (A) released to such Grantor to the extent permitted under the terms of the Credit Agreement to the extent an Event of Default no longer shall be continuing or (B) if any Event of Default shall be continuing, applied as provided in Section 8.03 of the Credit Agreement and (ii) except with the consent of the Administrative Agent, such consent not to be unreasonably withheld, such Grantor will not adjust, settle or compromise the amount or payment of any Account, release wholly or partly any obligor thereof, or allow any credit or discount thereon. After and during the continuation of any Event of Default, no Grantor will permit or consent to the subordination of its right to payment under any of the Accounts to any other indebtedness or obligations of the obligor thereof, except with the consent of the Administrative Agent.

Section 10.         As to Intellectual Property Collateral. (a) Except with respect to any Intellectual Property Collateral that a Grantor, in its reasonable discretion, determines is no longer worth maintaining, with respect to each item of its Intellectual Property Collateral owned by a Grantor, each Grantor agrees to take, at its expense, commercially reasonable steps in the United States, including, without limitation, in the United States Patent and Trademark Office, the United States Copyright Office and any other domestic governmental authority, as applicable, to (i) maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration (to the extent registrable) and maintenance of each application and registration for any Patent, Trademark or Copyright owned by such Grantor, now or hereafter included in such Intellectual Property Collateral, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the United States Patent and Trademark Office, the United States Copyright Office and any other domestic governmental authority, as applicable, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings, except, in each case, (A) as permitted by the Loan Documents or (B) to the extent failure to do so could not reasonably be expected to, individually, or in the aggregate, have a Material Adverse Effect.

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(b)          Except where failure to do so could not reasonably be expected to, individually, or in the aggregate, have a Material Adverse Effect or where permitted by the Loan Documents, each Grantor shall use proper statutory notice in connection with its use of owned Intellectual Property Collateral that is material to the business of Parent, the Borrower and their respective Subsidiaries. Except as could not be reasonably expected to, individually, or in the aggregate, have a Material Adverse Effect or where permitted by the Loan Documents, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its owned Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

(c)          Except where failure to do so could not reasonably be expected to, individually, or in the aggregate, have a Material Adverse Effect, but subject to pre-existing rights and licenses, each Grantor shall take all commercially reasonable steps in the United States which it (or the Administrative Agent during the continuation of an Event of Default) deems reasonable and appropriate under the circumstances to preserve and protect each item of Intellectual Property Collateral owned by such Grantor, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks owned by such Grantor, such that it will not be materially inferior to the quality of such products or services provided by such Grantor under such Trademarks as of the date hereof and taking all commercially reasonable steps to ensure that all licensed users of any such Trademarks use such standards of quality, except as permitted by the Loan Documents.

(d)          With respect to Intellectual Property Collateral owned by each Grantor, such Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent (an “Intellectual Property Security Agreement”), for recording the security interest granted hereunder to the Administrative Agent in such Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any other domestic governmental authorities necessary to perfect the security interest granted hereunder in any registered or applied-for United States Intellectual Property Collateral, as applicable.

(e)          Without limiting Section 2, each Grantor agrees that should it obtain an ownership interest in any item of the type set forth in Section 2(q) that is not, as of the Closing Date, a part of the Intellectual Property Collateral (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. Each Grantor shall, concurrently with the delivery of financial statements under Section 6.01(a) and (b) of the Credit Agreement (or such later date as agreed to by the Administrative Agent in its reasonable discretion), execute and deliver to the Administrative Agent, or otherwise authenticate, an agreement substantially in the form of Exhibit C hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent (an “IP Security Agreement Supplement”) covering such After-Acquired Intellectual Property, which such IP Security Agreement Supplement shall be recorded with (or, at the option of the Administrative Agent, the Administrative Agent shall be authorized to record with) the United States Patent and Trademark Office or the United States Copyright Office to perfect the security interest granted hereunder in any registered or applied-for United States After-Acquired Intellectual Property, as applicable.

Section 11.         Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

(i)          each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided, however, that such Grantor will not exercise or refrain from exercising any such right in a manner prohibited by the Credit Agreement;

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(ii)         each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all:

(A)         dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

(B)         dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus, and

(C)         cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral,

(x)          in the case of the foregoing clause (A), any such property distributed in respect of any Security Collateral, such property shall be deemed to constitute acquired property and shall be forthwith delivered to the Administrative Agent as Security Collateral in the same form as so received (with any necessary indorsement) to the extent required by, and in accordance with the provisions of Section 6.12 of the Credit Agreement and (y) in the case of the foregoing clauses (B) and (C) to the extent constituting a Disposition, any such cash distributed in respect of any Security Collateral shall be subject to Section 2.05(b)(i) of the Credit Agreement

(iii)        the Administrative Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b)          Upon the occurrence and during the continuance of an Event of Default:

(i)          upon notice to the applicable Grantor, and automatically in the case of clause (y) below to the extent such Event of Default is under Section 8.01(f) or (g) of the Credit Agreement, all rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 11(a)(i) shall, upon notice to such Grantor by the Administrative Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 11(a)(ii) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions; and

(ii)         all dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 11(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent as Security Collateral in the same form as so received (with any necessary indorsement).

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Section 12.         Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Administrative Agent’s discretion, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)          to obtain and adjust insurance required to be paid to the Administrative Agent;

(b)          to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)          to receive, indorse and collect any drafts or other instruments, documents and Chattel Paper, in connection with clause (a) or (b) above; and

Section 13.         Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may, after providing notice to such Grantor of its intent to do so (provided that, in the case of an Event of Default pursuant to Sections 8.01(f) or (g) of the Credit Agreement, such notice shall have automatically been deemed to have been given), but without any obligation to do so, itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor under Section 16.

Section 14.         The Administrative Agent’s Duties. The powers conferred on the Administrative Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care with respect to the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

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Section 15.         Remedies. If any Event of Default shall have occurred and be continuing:

(a)          The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, but subject to pre-existing rights and licenses, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) to the maximum extent permitted by applicable law, exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Accounts and the other Collateral, and (B) exercise all other rights and remedies with respect to the Accounts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, to the maximum extent permitted by applicable law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. To the maximum extent permitted by applicable law, the Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)          All payments received by any Grantor under or in connection with any Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be, upon request of the Administration Agent, paid over to the Administrative Agent in the same form as so received (with any necessary indorsement).

(c)          The Administrative Agent may, during the continuation of an Event of Default pursuant to the Credit Agreement, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to any Deposit Account that is not an Exempt Deposit Account.

(d)          Any cash held by or on behalf of the Administrative Agent and all cash proceeds received by or on behalf of the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant Section 16) in whole or in part by the Administrative Agent against, all or any part of the Secured Obligations, in the manner set forth in Section 8.03 of the Credit Agreement.

(e)          If the Administrative Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 15, each Grantor agrees that, upon request of the Administrative Agent, such Grantor will, subject to pre-existing rights and licenses, at its own expense, use its reasonable best efforts to do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

(f)          Subject to compliance with applicable law, including the Securities Act of 1933 and the Exchange Act and all rules and regulations thereunder, the Administrative Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 15, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto; (ii) information and projections and (iii) any other information in its possession relating to such Security Collateral.

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(g)          Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in Section 15(f) above and, consequently, agrees that Section 15(f) shall be specifically enforceable against such Grantor.

Section 16.         Expenses. Each Grantor will, upon demand, pay to the Administrative Agent the amount of any and all reasonable and documented or invoiced out-of-pocket costs and expenses that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof, in each case, in the manner, and to the extent, payable or reimbursable by the Borrower pursuant to Section 10.04 of the Credit Agreement, as if such section were set forth in full herein, mutatis mutandis.

Section 17.         Amendments; Waivers; Additional Grantors; Etc. (a) Subject to Section 10.01 of the Credit Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Grantors, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

(b)          Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental schedules I through IV attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through IV, respectively, hereto, and the Administrative Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

Section 18.         Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication or facsimile transmission) and mailed, telegraphed, telecopied, telexed, faxed, emailed or delivered to it, if to any Grantor, addressed to it in care of the Borrower at the Borrower’s address specified in Section 10.02 of the Credit Agreement, if to the Administrative Agent, at its address specified in Section 10.02 of the Credit Agreement. All such notices and other communications shall be deemed to be given or made at such time as shall be set forth in Section 10.02 of the Credit Agreement. Delivery by telecopier or in .pdf or similar format by electronic mail of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

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Section 19.         Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall to the extent provided herein (a) remain in full force and effect until the termination of the Aggregate Commitments and the payment in full in cash of the Secured Obligations (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted) and the termination or expiration of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Secured Parties and their respective successors and permitted transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 10.07 of the Credit Agreement.

Section 20.         Release; Termination. (a) Upon (x) any sale, lease, transfer or other disposition of any item of Collateral of any Grantor not prohibited by the terms of the Loan Documents (other than to another Loan Party or to a Person becoming or required to become a Loan Party at the time of such sale, lease, transfer or other disposition), (y) any transaction not prohibited by the terms of the Loan Documents, resulting in a Grantor owning any Collateral becoming an Excluded Subsidiary or being released from its obligations under the Guaranty, or (z) any transaction not prohibited by the terms of the Loan Documents, resulting in Collateral becoming Excluded Assets, in each case, the assignment, pledge and security interest granted hereby with respect to such collateral shall automatically terminate and all rights to such Collateral shall revert to such Grantor and the Administrative Agent will, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment, pledge and security interest granted hereby; provided, however, that, if requested by the Administrative Agent, such Grantor shall have delivered to the Administrative Agent a written request for release, together with a form of release for execution by the Administrative Agent, a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and such other supporting information as the Administrative Agent may reasonably request.

(b)          Upon the termination of the Aggregate Commitments and the payment in full in cash of the Secured Obligations (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted), and the termination or expiration of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized), the pledge and security interests granted hereby shall automatically terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Administrative Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

Section 21.         Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement in .pdf or similar format by electronic mail shall be effective as delivery of an original executed counterpart of this Agreement.

Section 22.         The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling (other than with respect to Section 2 hereof) in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

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Section 23.         Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)          SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT TO THE EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “NEW YORK SUPREME COURT”), AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE “FEDERAL DISTRICT COURT,” AND TOGETHER WITH THE NEW YORK SUPREME COURT, THE “NEW YORK COURTS”) AND APPELLATE COURTS FROM EITHER OF THEM; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) ANY AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS (IN WHICH CASE ANY PARTY SHALL BE ENTITLED TO ASSERT ANY CLAIM OR DEFENSE, INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 23 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ADMINISTRATIVE AGENT, (II) ANY PARTY FROM BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT, (III) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR, IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (IV) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 23 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING.

(c)          EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 23(B). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)          EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.17(d) OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)          EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 23(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Signature Pages Follow]

19

IN WITNESS WHEREOF, each Grantor and the Administrative Agent have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

THE KEYW CORPORATION,
as a Grantor

By:	/s/ William J. Weber
Name: William J. Weber
Title: President and Chief Executive Officer

THE KEYW HOLDING CORPORATION,
as a Grantor

By:	/s/ William J. Weber
Name: William J. Weber
Title: President and Chief Executive Officer

SOTERA DEFENSE SOLUTIONS, INC.,
as a Grantor

By:	/s/ William J. Weber
Name: William J. Weber
Title: President and Chief Executive Officer

SOTERA HOLDINGS INC.,
as a Grantor

By:	/s/ William J. Weber
Name: William J. Weber
Title: President and Chief Executive Officer

[Signature Page to Security Agreement]

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Ann Hurley
Name: Ann Hurley
Title: Manager, Agency

[Signature Page to Security Agreement]

Schedule I to the
Security Agreement

LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION OR INCORPORATION, ORGANIZATIONAL IDENTIFICATION NUMBER AND TAX IDENTIFICATION NUMBER

Name	Chief Executive Office	Type of Organization	Jurisdiction	Organizational Identification Number	Tax Identification Number

The KeyW Holding Corporation	7740 Milestone Parkway, Suite 150, Hanover, MD 21076	Corporation	Maryland	D13357330	27-1594952

The KeyW Corporation	7740 Milestone Parkway, Suite 150, Hanover, MD 21076	Corporation	Maryland	D12526901	26-2620786

Sotera Holdings Inc.	2121 Cooperative Way, Suite 400, Herndon, VA 20171	Corporation	Delaware	4945963	27-5223298

Sotera Defense Solutions, Inc.	2121 Cooperative Way, Suite 400, Herndon, VA 20171	Corporation	Delaware	4640222	20-4477465

Schedule II to the
Security Agreement

PLEDGED DEBT

SenSage, Inc. (SenSage) entered into a Reseller Agreement dated December 22, 2006, with Integra SpA, an Italian company.  The Reseller Agreement was terminated by SenSage on February 22, 2008, because Integra SpA failed to remit payment for $192,000.00 that was due to SenSage on November 4, 2007.  SenSage filed a complaint in civil court in Rome, Italy against Integra SpA for payment of the sum owed.  In November 2012, SenSage prevailed in the case and obtained a judgment for the sum due, as well as interest, and attorneys’ fees.  SenSage continues to attempt to recover amounts due under the judgment.

PLEDGED EQUITY

Issuer	Grantor/Record Owner	Issuer’s Type of Organization	Certificate No.	No. of Shares or Interests Owned	No. of Shares or Interests Outstanding	Percentage Ownership
The KeyW Corporation	The KeyW Holding Corporation	Corporation	M-1	1,000	1,000	100%
Hexis Cyber Solutions, Inc.	The KeyW Holding Corporation	Corporation	2	11,111	11,111	100%
Aeroptic, LLC	The KeyW Corporation	Limited liability company	2	n/a	n/a	100%
GeoVantage, Inc.	Aeroptic, LLC	Corporation	12	2,224,041	3,300,129	100%
			13	1,076,088
SenSage, Inc.	Hexis Cyber Solutions, Inc.	Corporation	A-2	1,000	1,000	100%
Sotera Holdings Inc.	The KeyW Corporation	Corporation	42	100	100	100%
Sotera Defense Solutions, Inc.	Sotera Holdings Inc.	Corporation	1	1	1	100%
Potomac Fusion, LLC	Sotera Defense Solutions, Inc.	Limited liability company	n/a	100	100	100%

Schedule III to the
Security Agreement

INTELLECTUAL PROPERTY

I. PATENTS

Grantor	Patent Titles	Patent No.	Applic. No.	Filing Date	Issue Date
The KeyW Corporation	Computer controlled, 3-CCD camera, airborne, variable interference filter imaging spectrometer system	5,790,188	08/524,864	September 7, 1995	August 4, 1998
The KeyW Corporation	Computerized component variable interference filter imaging spectrometer system method and apparatus	6,211,906	09/165,873	October 2, 1998	April 3, 2001
The KeyW Corporation	Data storage module comprising multiple storage medium components	8,358,499	12/577,559	October 12, 2009	January 22, 2013
The KeyW Corporation	Dual-swath imaging system	8,462,209	12/492,458	June 26, 2009	June 11, 2013
The KeyW Corporation	Partial arc curvilinear direct drive servomotor	8,803,467	13/273,373	October 14, 2011	August 12, 2014
The KeyW Corporation	Packet capture deep pack inspection sensor	9,154,461	13/895,666	May 16, 2013	October 6, 2015
The KeyW Corporation	Network attack offensive appliance	9,215,208	13/966,710	August 14, 2013	December 15, 2015
The KeyW Corporation	Systems and methods for optimizing computer network operations	n/a	14/249,071	April 9, 2014	Pending
The KeyW Corporation	Electronic Data Storage with Multiple Configurable Data Storage Mediums	n/a	14/796,740	July 10, 2015	Pending
The KeyW Corporation	Modular aviation equipment rack	n/a	14/918,230	October 20, 2015	Pending
The KeyW Corporation	Utilization of Virtual Machines in a Cyber Learning Management Environment	n/a	14/947,662	November 20, 2015	Pending

II. TRADEMARKS

Grantor	Mark	Reg. No.	Applic. No.	Filing Date	Registration Date
The KeyW Corporation	EGIMBAL	3986467	77859049	October 28, 2009	June 28, 2011
The KeyW Corporation	FLIGHT LANDATA and Design	4066831	85303933	April 25, 2011	December 6, 2011
The KeyW Corporation	JOINT FORCES SENSOR	4098734	85350176	June 20, 2011	February 14, 2012
The KeyW Corporation	Packet Jet	4101836	85348935	June 17, 2011	February 21, 2012
The KeyW Corporation	Cyber Warrior	3941733	77907590	January 8, 2010	April 5, 2011
The KeyW Corporation	Milestone Intelligence Group plus mark	4055709	85271714	March 20, 2011	November 15, 2011
The KeyW Corporation	Parrot Labs and corresponding mark	4628225	86217707	March 11, 2014	October 28, 2014
The KeyW Corporation	[image of parrot]	4617665	86245408	April 8, 2014	October 7, 2014
The KeyW Corporation	Aeroptic	4871101	85951518	June 5, 2013	December 15, 2015
The KeyW Corporation	KEYRADAR	5021668	86860105	December 29, 2015	August 16, 2016
The KeyW Corporation	Aeroptic (image)	Pending	87134808	August 11, 2016	pending
Sotera Defense Solutions, Inc.	SFA	2217374	75410371	December 23, 1997	January 12, 1999

III. DOMAIN NAMES

The KeyW Corporation	Sotera Defense Solutions, Inc.

AEROPTIC.COM

CYBERSIGNALINTEL.COM

CYBERWARFARECONSORTIUM.COM

CYBERWARFARECONSORTIUM.ORG

CYBERWARFAREOFFENSIVECONSORTIUM.COM

CYBERWARFAREOFFENSIVECONSORTIUM.ORG

CYBERWARFAREREPORT.COM

CYBERWARFAREREPORT.NET

CYBERWARRIOR.NET

CYNIALATION.COM

CYSIGIN.COM

CYSIGIN.NET

CYWARFIUS.COM

E-GIMBAL.COM

E-GIMBAL.NET

EGIMBAL.COM

EGIMBAL.NET

EIGPRODUCTS.COM

EVERESTTSI.COM

FASI.COM

FLD-OVERSEAS.COM

FLIGHTLANDATA.COM

FLIGHTLANDATA.NET

FLIGHTLANDDATA.COM

GEOVANTAGE.COM

ICCI-US.COM

INSIGHTINFOTEC.COM

INTEGRATEDCC.COM

JKATECH.COM

KEYW-CORP.COM

KEYWCORP.COM

MAXDRIVE.INFO

MBFRF.ORG

MDCYBERROUNDTABLE.ORG

MIDATALINK.COM

MIDATALINK.NET

MIDATALINK.ORG

PARROTLABS.COM

PONTETEC.COM

PONTETEC.NET

PONTETEC.ORG

PONTETECH.COM

PONTETECHNOLOGIES.COM

PONTETEK.COM

POOLEINC.COM

POOLEINC.NET

RIVERTREE.US

SAIHOST.COM

SAIHOST.NET

SAIHOST.ORG

SANDHENTERPRISES.COM

SYCAMORE.US

USCYBERCORP.COM

WEBMB.ORG

G-TECH.US

G-TECH.US.COM

GLOBALDEFENSETECHNOLOGY.US.COM

GTEC-INC.BIZ

GTEC-INC.CO

GTEC-INC.COM

GTEC-INC.INFO

GTEC-INC.NET

GTEC-INC.ORG

GTEC-INC.SITE

GTEC-INC.US

GTEC.CO

GTEC.US.COM

POTOMACFUSION.COM

SOTERA-DEFENSE.CO

SOTERA-DEFENSE.COM

SOTERA-DS.CO

SOTERA-DS.COM

SOTERA-INC.CO

SOTERA-INC.COM

SOTERA.CO

SOTERA.US

SOTERADEFENSE.BIZ

SOTERADEFENSE.CO

SOTERADEFENSE.COM

SOTERADEFENSE.NET

SOTERADEFENSE.ORG

SOTERADEFENSE.US

SOTERADEFENSESOLUTIONS.CO

SOTERADEFENSESOLUTIONS.COM

SOTERADEFENSESOLUTIONS.NET

SOTERADEFENSESOLUTIONS.ORG

SOTERADEFENSESOLUTIONS.US

SOTERADS.CO

SOTERADS.COM

SOTERAINC.BIZ

SOTERAINC.CO

SOTERAINC.COM

SOTERAINC.NET

SOTERAINC.ORG

SOTERAINC.US

VALEO-INTERNATIONAL.COM

SPT-INC.COM

PRIMROSENET.NET

IV. COPYRIGHTS

Grantor	Title of Work	Reg. No.	Registration Date
The KeyW Corporation	Business Courtesies (pamphlet)	Txu 1-711-169	September 2, 2008
The KeyW Corporation	THE DRESS CODE (pamphlet)	TXU 1-711-166	September 2, 2008
The KeyW Corporation	Moving Toward a Unified Threat Assessment and Analysis Tool (Text)	TXu001275167	March 18, 2009
Sotera Defense Solutions, Inc.	Silver Streak outdoor power equipment replacement parts (serial)	TX593450/CSN0031289	December 8, 1980
Sotera Defense Solutions, Inc.	Silver Streak engine parts	TX593499/CSN031288	December 8, 1980

Schedule IV to the
Security Agreement

COMMERCIAL TORT CLAIMS

None.

Exhibit A to the
Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

ROYAL BANK OF CANADA
as the Administrative Agent for the
Secured Parties referred to in the
Credit Agreement referred
to below
___________________________
___________________________
Attn: ______________________

[Name of Additional Grantor]

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement dated as of April 4, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE KEYW CORPORATION, a Maryland corporation and a wholly-owned subsidiary of THE KEYW HOLDING CORPORATION, a Maryland corporation (“Parent”), Parent, the Lenders and Royal Bank of Canada, as Swing Line Lender, L/C Issuer and Administrative Agent (in such capacity, the “Administrative Agent”) and (ii) the Security Agreement dated April 4, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantors from time to time party thereto and the Administrative Agent. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement (and in the event a term is defined differently in the Credit Agreement and the Security Agreement, the applicable definition shall be the one given to such term in the Security Agreement).

Section 1.          Grant of Security. The undersigned hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned (including all Accounts, cash and Cash Equivalents, Chattel Paper, Commercial Tort Claims set forth on Schedule IV of this Security Agreement Supplement, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Letter of Credit Rights, Security Collateral, Agreement Collateral, Intellectual Property Collateral, and the other Collateral referred to in Section 2 of the Security Agreement), except for any Excluded Assets, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement. The undersigned shall not be required to take any actions described as Perfection Exceptions.

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Section 2.          Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Secured Documents (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations that would be owed by the Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the effects of Debtor Relief Laws. Notwithstanding anything to the contrary contained in this Security Agreement Supplement or any provision of any other Loan Document, the Secured Obligations shall not extend to or include any Excluded Swap Obligation.

Section 3.          Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through IV, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

Section 4.          Authorization to File UCC Statements. The undersigned hereby authorizes the Administrative Agent to file, at any time or from time to time, one or more UCC financing or continuation statements, and amendments thereto, including, without limitation, one or more UCC financing statements indicating that such financing statements cover all assets or all personal property, whether now owned or hereafter acquired (or words of similar effect) of the undersigned, in each case without the signature of the undersigned, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Security Agreement Supplement.

Section 5.          Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 7 of the Security Agreement with respect to itself (as supplemented by the attached supplemental schedules) as of the date hereof.

Section 6.          Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned and that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be.

Section 7.          Governing Law; Jurisdiction; Etc. (a) THIS SECURITY AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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(b)          EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT TO THE EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “NEW YORK SUPREME COURT”), AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE “FEDERAL DISTRICT COURT,” AND TOGETHER WITH THE NEW YORK SUPREME COURT, THE “NEW YORK COURTS”) AND APPELLATE COURTS FROM EITHER OF THEM; PROVIDED THAT NOTHING IN THIS SECURITY AGREEMENT SUPPLEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) ANY AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS (IN WHICH CASE ANY PARTY SHALL BE ENTITLED TO ASSERT ANY CLAIM OR DEFENSE, INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 7 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ADMINISTRATIVE AGENT, (II) ANY PARTY FROM BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT, (III) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR, IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (IV) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 7 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING.

(c)          EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT IN ANY COURT REFERRED TO SECTION 7(B). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)          EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.17(d) OF THE CREDIT AGREEMENT. NOTHING IN THIS SECURITY AGREEMENT SUPPLEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)          EACH PARTY TO THIS SECURITY AGREEMENT SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS SECURITY AGREEMENT SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS SECURITY AGREEMENT SUPPLEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS SECURITY AGREEMENT SUPPLEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Remainder of the page intentionally left in blank.]

A-3

Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

Address for notices:

Acknowledged,

ROYAL BANK OF CANADA,
as Administrative Agent

By:
Name:
Title:

A-4

Exhibit B to the
Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated April 4, 2017, is among the Persons listed on the signature pages hereof (collectively, the “Grantors”) and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, THE KEYW CORPORATION, a Maryland corporation (the “Borrower”) and a wholly-owned subsidiary of THE KEYW HOLDING CORPORATION, a Maryland corporation (“Parent”), each lender from time to time party thereto (collectively, the “Lenders” and individually, each a “Lender”) and Royal Bank of Canada, as Swing Line Lender, L/C Issuer and Administrative Agent have entered into a Credit Agreement dated of even date herewith (as amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder), the “Credit Agreement”);

WHEREAS, as a condition precedent to the making of the Loans by the Lenders from time to time and the issuance of Letters of Credit by the L/C Issuers from time to time, the entry into Secured Hedge Agreements by the Hedge Banks from time to time and the entry into Secured Cash Management Agreements by the Cash Management Banks from time to time, each Grantor has executed and delivered that certain Security Agreement dated April 4, 2017 among the Grantors and the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”); and

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed thereunder to execute this IP Security Agreement for recording with the United States Patent and Trademark Office, the United States Copyright Office and any other appropriate domestic governmental authorities, as applicable.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

Section 8.          Grant of Security. As security for the payment or performance, as the case may be, in full, of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following to the extent governed by, arising under, pursuant to, or by virtue of, the laws of the United States of America or any state thereof (the “Collateral”):

(a)          all patents, patent applications, utility models, statutory invention registrations and all inventions, including those claimed or disclosed therein and all improvements thereto (“Patents”);

(b)          all trademarks, trademark applications, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, and all general intangibles of like nature whether registered or unregistered, together, in each case, with the goodwill symbolized thereby (“Trademarks”);

B-1

(c)          all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered (“Copyrights”);

(d)          all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”), and all other intellectual and intangible property of any type, including, without limitation, industrial designs and mask works;

(e)          all registrations and applications for registration for any of the foregoing in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, including, without limitation, the registrations and applications for registration of United States intellectual property set forth in Schedule I hereto (as may be supplemented from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

(f)          any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

provided that notwithstanding anything to the contrary contained in the foregoing clauses (a) through (e), the security interest created hereby shall not extend to, and the term “Collateral” shall not include, any Excluded Assets, including, but not limited to, any intent-to-use trademark applications prior to the filing, and acceptance by the United States Patent and Trademark Office, of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, if any, to the extent that, and solely during the period in which, the grant of a security interest therein prior to such filing and acceptance would impair the validity or enforceability of such intent-to-use trademark applications or the resulting trademark registrations under applicable federal law.

Section 9.          Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Secured Obligations of such Grantor now or hereafter existing under or in respect of the Secured Documents (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations that would be owed by such Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the effects of Debtor Relief Laws.

Section 10.         Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

Section 11.         Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or in .pdf or similar format by electronic mail shall be effective as delivery of an original executed counterpart of this Agreement.

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Section 12.         Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this IP Security Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

Section 13.         Governing Law; Jurisdiction; Etc. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)          EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT TO THE EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “NEW YORK SUPREME COURT”), AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE “FEDERAL DISTRICT COURT,” AND TOGETHER WITH THE NEW YORK SUPREME COURT, THE “NEW YORK COURTS”) AND APPELLATE COURTS FROM EITHER OF THEM; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) ANY AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS (IN WHICH CASE ANY PARTY SHALL BE ENTITLED TO ASSERT ANY CLAIM OR DEFENSE, INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 6 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ADMINISTRATIVE AGENT, (II) ANY PARTY FROM BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT, (III) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR, IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (IV) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 6 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING.

(c)          EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT IN ANY COURT REFERRED TO IN SECTION 6(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

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(d)          EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.17(d) OF THE CREDIT AGREEMENT. NOTHING IN THIS IP SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)          EACH PARTY TO THIS IP SECURITY AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS IP SECURITY AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS IP SECURITY AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, each Grantor and the Administrative Agent have caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

[NAMES OF ENTITIES OWNING IP]

By:
Name:
Title:

B-5

ROYAL BANK OF CANADA,
as Administrative Agent

By:
Name:
Title:

B-6

Exhibit C to the
Security Agreement

FORM OF
INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this “IP Security Agreement Supplement”) dated [ ], is made by the Person listed on the signature page hereof (the “Grantor”) in favor of ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, THE KEYW CORPORATION, a Maryland corporation (the “Borrower”) and a wholly-owned subsidiary of THE KEYW HOLDING CORPORATION, a Maryland corporation (“Parent”), Parent, each lender from time to time party thereto (collectively, the “Lenders” and individually, each a “Lender”) and Royal Bank of Canada, as Swing Line Lender, L/C Issuer and Administrative Agent have entered into a Credit Agreement dated as of April 4, 2017 (as amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder), the “Credit Agreement”). Terms defined in the Credit Agreement or in the Security Agreement (as defined below) and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement, as the case may be (and in the event of a term is defined differently in the Credit Agreement and the Security Agreement, the applicable definition shall be the one given to such term in the Security Agreement);

WHEREAS, pursuant to the Credit Agreement, the Grantors have executed and delivered or otherwise become bound by that certain Security Agreement dated April 4, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) and that certain Intellectual Property Security Agreement dated April 4, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”); and

WHEREAS, under the terms of the Security Agreement, the Grantor has agreed to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in any after-acquired intellectual property collateral of the Grantor and has agreed in connection therewith to execute this IP Security Agreement Supplement for recording with the United States Patent and Trademark Office, the United States Copyright Office and other domestic governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

Section 1.          Grant of Security. As security for the payment or performance, as the case may be, in full, of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following to the extent governed by, arising under, pursuant to, or by virtue of, the laws of the United States of America or any state thereof (the “Additional Collateral”):

(a)          all patents, patent applications, utility models, statutory invention registrations and all inventions, including those claimed or disclosed therein and all improvements thereto (“Patents”);

(b)          all trademarks, trademark applications, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, and all general intangibles of like nature whether registered or unregistered, together, in each case, with the goodwill symbolized thereby (“Trademarks”);

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(c)          all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered (“Copyrights”);

(d)          all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”), and all other intellectual and intangible property of any type, including, without limitation, industrial designs and mask works;

(e)          all registrations and applications for registration for any of the foregoing in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, including, without limitation, the registrations and applications for registration of United States intellectual property set forth in Schedule I hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof; and

(f)          any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

provided that notwithstanding anything to the contrary contained in the foregoing clauses (i) through (v), the security interest created hereby shall not extend to, and the term “Collateral” shall not include, any Excluded Assets, including, but not limited to, any intent-to-use trademark applications prior to the filing, and acceptance by the United States Patent and Trademark Office, of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, if any, to the extent that, and solely during the period in which, the grant of a security interest therein prior to such filing and acceptance would impair the validity or enforceability of such intent-to-use trademark applications or the resulting trademark registrations under applicable federal law.

Section 2.          Supplement to Security Agreement. Schedule III to the Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Additional Collateral.

Section 3.          Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Secured Obligations of the Grantor now or hereafter existing under or in respect of the Secured Documents (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement Supplement secures the payment of all amounts that constitute part of the Secured Obligations that would be owed by the Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

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Section 4.          Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement Supplement.

Section 5.          Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this IP Security Agreement Supplement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

Section 6.          Governing Law; Jurisdiction; Etc. (a) THIS IP SECURITY AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)          EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS IP SECURITY AGREEMENT SUPPLEMENT TO THE EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “NEW YORK SUPREME COURT”), AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE “FEDERAL DISTRICT COURT,” AND TOGETHER WITH THE NEW YORK SUPREME COURT, THE “NEW YORK COURTS”) AND APPELLATE COURTS FROM EITHER OF THEM; PROVIDED THAT NOTHING IN THIS IP SECURITY AGREEMENT SUPPLEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) ANY AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS (IN WHICH CASE ANY PARTY SHALL BE ENTITLED TO ASSERT ANY CLAIM OR DEFENSE, INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 6 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ADMINISTRATIVE AGENT, (II) ANY PARTY FROM BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT, (III) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR, IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (IV) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 6 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING.

(c)          EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT SUPPLEMENT IN ANY COURT REFERRED TO IN SECTION 6(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

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(d)          EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.17(d) OF THE CREDIT AGREEMENT. NOTHING IN THIS IP SECURITY AGREEMENT SUPPLEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)          EACH PARTY TO THIS IP SECURITY AGREEMENT SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS IP SECURITY AGREEMENT SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS IP SECURITY AGREEMENT SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

[NAME OF GRANTOR]

By:
Name:
Title:

Address for notices:

C-5

ROYAL BANK OF CANADA,
as Administrative Agent

By:
Name:
Title:

C-6